SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) APRIL 30, 2001
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                                   PSINet Inc.
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             (Exact name of registrant as specified in its charter)


         New York                    0-25812                   16-1353600
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(State or other jurisdiction       (Commission                (IRS Employer
        of incorporation)          File Number)           Identification No.)


         44983 Knoll Square, Ashburn, Virginia                   20147
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         (Address of principal executive offices)              (Zip Code)


Registrant's telephone number, including area code (703) 726-4100
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          (Former name or former address, if changed since last report)


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Item 5.     OTHER EVENTS

     On April 30, 2001 and May 1, 2001, PSINet Inc. issued press releases, copies of which are attached hereto as Exhibits 99.1 and 99.2, respectively, and are incorporated herein by reference.



Item 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

              (c)      EXHIBITS

                       Exhibit 99.1        Press release dated April 30, 2001

                       Exhibit 99.2        Press release dated May 1, 2001



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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated:        May 2, 2001               PSINET INC.


                                        By: /s/Lawerence E. Hyatt
                                        ________________________
                                        Lawrence E. Hyatt
                                        Executive Vice President and
                                        Chief Financial Officer



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